UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2024

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 Main Street, Building 4, Suite 3

Monroe, CT 06468

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (484) 800-9154

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 14, 2024 (the “Closing Date”), Eastside Distilling, Inc. (the “Company”) sold $1,938,000 in aggregate principal amount of Senior Secured Notes (the “Notes”) and Pre-Funded Warrants to purchase a total of 363,602 shares of Common Stock (the “Warrants”) for total gross proceeds of $1,615,000 in connection with a private placement offering (the “Offering”).The Notes and Warrants were sold pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) with accredited investors (each, an “Investor” and together the “Investors”). The Company intends to use the net proceeds from the Offering for, among other things, working capital and general corporate expenses.

The Notes have a maturity date of 120 days from issuance, were issued with a 20% original issue discount and do not bear interest unless and until one or more of the customary events of default set forth therein (an “Event of Default”) occurs, whereupon each Note will bear interest at a rate of 18% per annum. If the Note remains outstanding for 180 days, the Note also requires a special one-time interest payment of 30% which will increase the principal of each Note accordingly. Upon the occurrence of an Event of Default, each Investor also has the right to require the Company to pay all or any portion of the Note at a 25% premium. Further, the Company is required to prepay the Notes in connection with certain sales of securities or assets at each Investor’s election in an amount equal to 35% of the gross proceeds from such sales. The Company also has the right to prepay all, but not less than all, of the outstanding amounts under the Notes, at its election. The Notes contain certain restrictive covenants, including covenants precluding the Company and its subsidiaries from incurring indebtedness, transferring assets, changing the nature of its business, and engaging in certain other actions, subject to certain exceptions.

The Warrants have a term of five years from issuance and are exercisable at an exercise price of $0.50 per share (of which $0.499 per share was pre-funded by each Investor). The Warrants will be exercisable beginning upon shareholder approval of the issuance of the Common Stock issuable upon exercise of such Warrants in accordance with the rules of The Nasdaq Capital Market and an increase in the authorized Common Stock of the Company. If at any time after exercising the Warrants, there is no effective registration statement registering, or the prospectus contained therein is not available for use, then the Warrants may also be exercised, in whole or in part, by means of a “cashless exercise.”

The Company is required to convene a meeting of its shareholders within 150 days of the Closing Date and solicit proxies in favor of resolutions increasing the number of authorized shares of Common Stock and approving the issuance of the Common Stock upon exercise of the Warrants.

Pursuant to the Purchase Agreement, the Company entered into a Shareholder Pledge Agreement by and among the Company and the Investors, under which the Company pledged the Company’s equity in Bridgetown Spirits Corp., the Company’s wholly-owned subsidiary (“Bridgetown”), to secure its obligations under the Purchase Agreement, Notes, Warrants, and the Registration Rights Agreement (collectively, the “Transaction Documents”). Bridgetown concurrently entered into a Security and Pledge Agreement by and between Bridgetown and the Investors, under which Bridgetown granted a security interest in all of its property and assets to secure the obligations of the Company under the Transaction Documents. Further, Bridgetown and Nicholas Liuzza, Chief Executive Officer of Beeline Financial Holdings, Inc., the Company’s wholly-owned subsidiary, entered into a Guaranty in favor of the Investors pursuant to the Purchase Agreement. Under the Guaranty, both Bridgetown and Mr. Liuzza guaranteed the Company’s obligations under the Transaction Documents.

Concurrently with the Purchase Agreement, the Company entered into a Registration Rights Agreement with each Investor under which the Company agreed to file a registration statement to register the shares of Common Stock underlying the Warrants within 30 days of the closing, and to cause such registration to be declared effective within 60 days thereafter (or 120 days thereafter if such registration statement is subject to a full review).

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The Company also entered in three forms of side letters with the Investors which (i) permitted one Investor which with an affiliate invested $448,333.33 to exchange that amount of stated value of shares of Series F Convertible Preferred Stock (the “Series F”) for a $448,333.33 120-day promissory note to another affiliate, which note was issued immediately prior to the closing of the Offering and has substantially identical terms to the Notes issued therein, except it is subordinated with respect to its security interest, (ii) permit two Investors to convert Series D Preferred Stock beginning on April 7, 2025, and (iii) permit two Investors to receive a number of shares of Series F equal to 50% of their investment amount, or $125,000 each, using the stated value of the Series F, which is $0.50 per share, to determine the number of shares of Series F.

Joseph Gunnar & Co., LLC acted as placement agent receiving a commission of $115,908 and reimbursement of $50,000 in legal fees. The Company entered into a Placement Agency Agreement with the placement agent in connection with the transactions described above. The placement agent received a 12-month right of first refusal with respect to future financings.

The foregoing descriptions of the Purchase Agreement, Notes, Warrants, Registration Rights Agreement, Shareholder Pledge Agreement, Security and Pledge Agreement, Guaranty, side letters and Placement Agency Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the respective documents, forms of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

To the extent required by Item 3.02, the information contained in Item 1.01 is incorporated herein by reference.

All of the securities were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) of Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure

On November 15, 2024, the Company issued a press release announcing the closing of the Offering, a copy of which is furnished as Exhibit 99.1 of this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under such section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit
10.1	Form of Securities Purchase Agreement*
10.2	Form of Senior Secured Note*
10.3	Form of Prepaid Warrant to Purchase Common Stock*
10.4	Form of Registration Rights Agreement*
10.5	Form of Shareholder Pledge Agreement*
10.6	Form of Security and Pledge Agreement*
10.7	Form of Guaranty*
10.8	Form of Side Letter #1*
10.9	Form of Side Letter #2*
10.10	Form of Side Letter #3*
10.11	Form of Placement Agency Agreement*
99.1	Press Release dated November 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2024

Eastside Distilling, Inc.

By:	/s/ Geoffrey Gwin
Name:	Geoffrey Gwin
Title:	Chief Executive Officer

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